UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2022

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-38964	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon 97210-1818
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – no par value	SMIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 20, 2022, the Schmitt Industries, Inc. (the “Company”) entered into a Sales Agreement (“Sales Agreement”) with Roth Capital Partners, LLC (the “Agent”) to conduct an “at-the-market” equity offering program pursuant to which the Company may issue and sell from time to time shares of its common stock, no par value per share, having an aggregate offering price of up to $5,000,000 (the “Shares”) through the Agent, as the Company’s sales agent.

Subject to the terms and conditions of the Sales Agreement, the Agent will use its commercially reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions. The Company has no obligation to sell any of the Shares, and may at any time suspend sales under the Sales Agreement or terminate the Sales Agreement in accordance with its terms. The Company has provided the Agent with customary indemnification rights, and the Agent will be entitled to an aggregate fixed commission of 3.0% of the gross proceeds from Shares sold.

Sales of the Shares under the Sales Agreement will be made in transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including on the Nasdaq Capital Market, at market prices or as otherwise agreed to with the Agent.

The description of the Sales Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

A “shelf” registration statement on Form S-3 for the Shares was filed with the Securities and Exchange Commission (the “SEC”), which became effective on May 10, 2022, and a prospectus supplement thereto was filed with the SEC on May 20, 2022. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

5.1	Opinion of Olshan Frome Wolosky LLP.

10.1	Sales Agreement, dated May 20, 2022, between the Company and Roth Capital Partners, LLC.

23.1	Consent of Olshan Frome Wolosky LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

May 20, 2022	By:	/s/ Philip Bosco
		Name:	Philip Bosco
		Title:	Chief Financial Officer and Treasurer